UNUM GROUP®

Third Quarter 2026

Statistical Supplement

Unum Group
Statistical Supplement Third Quarter 2026

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Operations	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Investments	14
Appendix to Statistical Supplement	15

See "Appendix to Statistical Supplement" on page 15 for a summary of significant items and page 15.3 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights
We applied updates to prior year reported information throughout this document to align to current year presentation. See "Appendix to the Statistical Supplement" beginning on page 15 for more information regarding this update.

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2026	9/30/2025	9/30/2026	9/30/2025	12/31/2025	12/31/2024
Consolidated U.S. GAAP Results¹
Premium Income	$2,800.7	$2,688.0	$8,412.5	$8,138.9	$10,831.0	$10,497.4

Segment Adjusted Operating Revenue	$3,400.5	$3,250.4	$10,152.2	$9,927.9	$13,182.1	$12,921.9
Net Investment Gain (Loss)	(853.0)	128.0	(863.2)	(96.5)	(106.6)	(34.6)
Strategic Actions	—	—	(16.3)	—	—	—
Total Revenue	$2,547.5	$3,378.4	$9,272.7	$9,831.4	$13,075.5	$12,887.3

Net Income (Loss)	$(419.7)	$39.7	$69.2	$564.4	$738.5	$1,779.1
Net Income (Loss) Per Common Share:
Basic	$(2.65)	$0.23	$0.43	$3.24	$4.28	$9.49
Assuming Dilution	$(2.65)	$0.23	$0.43	$3.23	$4.27	$9.46

Assets			$61,307.0	$63,678.1	$63,519.4	$61,959.3
Liabilities			$50,545.4	$52,769.3	$52,400.3	$50,998.2
Stockholders' Equity			$10,761.6	$10,908.8	$11,119.1	$10,961.1
Adjusted Stockholders' Equity			$11,511.9	$12,494.6	$12,471.1	$12,801.6

Adjusted Operating Return on Equity
Unum US	22.9%	34.8%	23.8%	26.6%	25.4%	27.7%
Unum International	1.4%	17.0%	7.9%	16.5%	15.4%	14.8%
Colonial Life	24.6%	19.7%	21.1%	19.0%	18.5%	21.6%
Core Operating Segments	21.3%	28.6%	21.3%	23.5%	22.4%	24.7%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain (Loss) from Operations, After Tax	$819.7	$(345.0)	$1,464.6	$436.6	$652.5	$1,337.0
Net Realized Capital Gain (Loss), After Tax	(142.7)	50.1	(146.1)	(16.5)	(18.5)	(14.6)

Net Income (Loss)	$677.0	$(294.9)	$1,318.5	$420.1	$634.0	$1,322.4

Capital and Surplus			$4,393.6	$4,085.2	$3,770.6	$3,909.7

Weighted Average Risk-based Capital Ratio			~ 485%	~ 455%	~ 440%	~ 430%

1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company and Unum Insurance Company.

Unum Group Capital Metrics

	9/30/2026		9/30/2025		12/31/2025		12/31/2024
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$10,761.6	$68.90	$10,908.8	$64.56	$11,119.1	$67.11	$10,961.1	$61.38
Excluding:
Net Unrealized Loss on Securities	(3,215.8)	(20.59)	(1,978.2)	(11.71)	(2,003.1)	(12.09)	(2,755.2)	(15.43)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	2,876.8	18.42	656.6	3.88	929.9	5.61	1,185.4	6.64
Net Loss on Derivatives	(411.3)	(2.63)	(264.2)	(1.56)	(278.8)	(1.68)	(270.7)	(1.51)
Subtotal	11,511.9	73.70	12,494.6	73.95	12,471.1	75.27	12,801.6	71.68
Excluding:
Foreign Currency Translation Adjustment	(269.9)	(1.73)	(246.1)	(1.46)	(245.6)	(1.48)	(343.0)	(1.93)
Subtotal	11,781.8	75.43	12,740.7	75.41	12,716.7	76.75	13,144.6	73.61
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(203.8)	(1.30)	(335.4)	(1.98)	(210.9)	(1.27)	(340.2)	(1.90)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	$11,985.6	$76.73	$13,076.1	$77.39	$12,927.6	$78.02	$13,484.8	$75.51

Dividends Paid	$232.0	$1.425	$229.8	$1.30	$307.2	$1.76	$296.6	$1.57

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2026	9/30/2025	9/30/2026	9/30/2025	12/31/2025	12/31/2024
Shares Repurchased (millions)[1]	2.1	3.2	10.0	10.3	13.6	15.7
Cost of Shares Repurchased (millions)[2]	$202.0	$253.3	$806.5	$759.2	$1,011.7	$979.3
Stock Price (UNM closing price on last trading day of period)			$87.73	$77.78	$77.50	$73.03

Leverage Ratio			25.0%	23.4%	23.6%	22.9%

Holding Company Liquidity (millions)			$1,383	$1,982	$2,344	$1,987

1For the nine months ended September 30, 2025 and for the year ended December 31, 2025, 0.7 million shares were included related to the settlement of the November 2024 accelerated share repurchase agreement (ASR) which occurred in February 2025.
2Includes commissions of a de minimis amount and $0.3 million for the three and nine months ended September 30, 2026, respectively, $0.9 million and $1.8 million for the three and nine months ended September 30, 2025, respectively, $1.9 million for the year ended December 31, 2025, and a de minimis amount for the year ended December 31, 2024. There was excise tax of $2.0 million and $7.7 million for the three and nine months ended September 30, 2026, respectively, $2.4 million and $7.4 million for the three and nine months ended September 30, 2025, respectively, and $9.8 million and $8.3 million for the years ended December 31, 2025 and 2024, respectively. Also included for the year ended December 31, 2024 is $80.3 million related to shares which settled in February 2025 in connection with the November 2024 ASR agreement.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Senior Unsecured Debt Ratings	bbb+	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
First Unum Life Insurance Company	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Unum Insurance Company	A	A	A2	NR
Provident Life and Casualty Insurance Company	A	A	NR	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Operations

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2026	9/30/2025	9/30/2026	9/30/2025	12/31/2025	12/31/2024
Revenue
Premium Income	$2,800.7	$2,688.0	$8,412.5	$8,138.9	$10,831.0	$10,497.4
Net Investment Income	522.4	476.8	1,484.2	1,550.7	2,032.7	2,130.0
Net Investment Gain (Loss)	(853.0)	128.0	(863.2)	(96.5)	(106.6)	(34.6)
Other Income	77.4	85.6	239.2	238.3	318.4	294.5
Total Revenue	2,547.5	3,378.4	9,272.7	9,831.4	13,075.5	12,887.3

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	2,074.7	2,325.3	6,079.9	6,172.4	8,065.3	6,917.9
Commissions	365.0	335.2	1,097.8	1,021.9	1,355.3	1,258.6
Interest and Debt Expense	54.0	52.2	160.4	156.2	208.8	201.1
Deferral of Acquisition Costs	(188.3)	(173.5)	(566.3)	(521.0)	(697.1)	(651.5)
Amortization of Deferred Acquisition Costs	144.3	132.3	413.9	389.9	527.1	521.0
Other Expenses	647.2	652.4	2,004.2	1,896.9	2,682.6	2,388.9
Total Benefits and Expenses	3,096.9	3,323.9	9,189.9	9,116.3	12,142.0	10,636.0

Income (Loss) Before Income Tax	(549.4)	54.5	82.8	715.1	933.5	2,251.3
Income Tax Expense (Benefit)	(129.7)	14.8	13.6	150.7	195.0	472.2

Net Income (Loss)	$(419.7)	$39.7	$69.2	$564.4	$738.5	$1,779.1

Weighted Average Shares Outstanding
Basic	158.6	170.2	159.4	174.2	172.5	187.5
Assuming Dilution	158.6	170.6	159.7	174.6	172.9	188.1

Actual Number of Shares Outstanding			156.2	169.0	165.7	178.6

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2026	9/30/2025	% Change	9/30/2026	9/30/2025	% Change	12/31/2025	12/31/2024
Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$53.3	$52.3	1.9%	$248.5	$218.4	13.8%	$527.8	$512.6
Large Case Market	23.3	34.1	(31.7)	143.1	149.0	(4.0)	351.5	363.7
Subtotal	76.6	86.4	(11.3)	391.6	367.4	6.6	879.3	876.3
Supplemental and Voluntary	87.3	92.7	(5.8)	389.2	351.6	10.7	479.6	490.7
Total Sales	$163.9	$179.1	(8.5)	$780.8	$719.0	8.6	$1,358.9	$1,367.0

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Nine Months Ended			Year Ended
(in millions of dollars)	9/30/2026	9/30/2025	% Change	9/30/2026	9/30/2025	% Change	12/31/2025	12/31/2024
Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$9.0	$11.0	(18.2)%	$29.2	$35.7	(18.2)%	$48.2	$41.8
Large Case Market	8.1	24.2	(66.5)	44.7	56.5	(20.9)	70.0	73.8
Subtotal	17.1	35.2	(51.4)	73.9	92.2	(19.8)	118.2	115.6
Supplemental	4.4	4.4	—	24.4	25.0	(2.4)	32.8	34.9
Unum Poland	7.5	10.1	(25.7)	25.2	34.4	(26.7)	46.2	36.4
Total Sales	$29.0	$49.7	(41.6)	$123.5	$151.6	(18.5)	$197.2	$186.9

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£6.6	£8.2	(19.5)%	£21.7	£27.2	(20.2)%	£36.6	£32.8
Large Case Market	6.0	18.0	(66.7)	33.2	42.7	(22.2)	52.8	57.8
Subtotal	12.6	26.2	(51.9)	54.9	69.9	(21.5)	89.4	90.6
Supplemental	3.3	3.2	3.1	18.1	19.1	(5.2)	25.0	27.5
Total Sales	£15.9	£29.4	(45.9)	£73.0	£89.0	(18.0)	£114.4	£118.1

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Nine Months Ended			Year Ended
	9/30/2026	9/30/2025	% Change	9/30/2026	9/30/2025	% Change	12/31/2025	12/31/2024
Sales by Market Sector
Commercial Sector
Core Market (< 1,000 employees)	$78.2	$76.4	2.4%	$230.8	$225.5	2.4%	$343.5	$331.9
Large Case Market	19.1	14.6	30.8	47.3	38.2	23.8	71.8	65.1
Subtotal	97.3	91.0	6.9	278.1	263.7	5.5	415.3	397.0
Public Sector	35.3	33.6	5.1	94.9	92.7	2.4	145.0	135.2
Total Sales	$132.6	$124.6	6.4	$373.0	$356.4	4.7	$560.3	$532.2

5. 2

Unum Group Consolidated Balance Sheets

	September 30	December 31
	2026	2025
Assets

Investments
Fixed Maturity Securities - at fair value	$32,994.5	$33,056.6
Mortgage Loans	2,053.2	2,109.5
Policy Loans	3,538.1	3,668.1
Other Long-term Investments	1,664.1	1,670.4
Short-term Investments	1,714.9	3,016.2
Total Investments	41,964.8	43,520.8

Other Assets
Cash and Bank Deposits	279.9	158.2
Accounts and Premiums Receivable	1,558.1	1,429.8
Reinsurance Recoverable	10,525.8	11,574.6
Accrued Investment Income	751.3	596.0
Deferred Acquisition Costs	3,067.9	2,920.3
Goodwill	352.9	353.9
Property and Equipment	501.3	503.7
Deferred Income Tax	53.1	79.5
Income Tax Receivable	47.2	—
Other Assets	2,204.7	2,382.6

Total Assets	$61,307.0	$63,519.4

Unum Group Consolidated Balance Sheets - Continued

	September 30	December 31
	2026	2025
Liabilities and Stockholders' Equity

Liabilities
Future Policy Benefits	$35,144.6	$38,017.0
Policyholders' Account Balances	6,494.8	5,636.4
Unearned Premiums	522.9	412.8
Other Policyholders’ Funds	1,447.8	1,479.7
Income Tax Payable	—	52.2
Deferred Income Tax	232.4	38.8
Long-term Debt	3,765.7	3,767.6
Other Liabilities	2,937.2	2,995.8

Total Liabilities	50,545.4	52,400.3

Stockholders’ Equity
Common Stock	19.6	19.6
Additional Paid-in Capital	1,620.3	1,593.0
Accumulated Other Comprehensive Loss	(1,224.0)	(1,808.5)
Retained Earnings	13,182.5	13,345.3
Treasury Stock - at cost	(2,836.8)	(2,030.3)

Total Stockholders’ Equity	10,761.6	11,119.1

Total Liabilities and Stockholders’ Equity	$61,307.0	$63,519.4

6. 1

Unum Group Balance Sheets by Segment - September 30, 2026

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$5,308.2	$1,797.6	$4,201.2	$11,307.0	$3,084.1	$3,458.1	$19,715.9	$4,399.7	$41,964.8
Deferred Acquisition Costs	70.9	64.7	1,131.8	1,267.4	80.7	1,719.8	—	—	3,067.9
Goodwill	10.1	—	271.1	281.2	44.0	27.7	—	—	352.9
Reinsurance Recoverable	24.8	11.0	369.8	405.6	157.1	4.3	9,958.8	—	10,525.8
All Other	603.1	350.0	142.8	1,095.9	307.3	268.2	1,692.3	2,031.9	5,395.6
Total Assets	$6,017.1	$2,223.3	$6,116.7	$14,357.1	$3,673.2	$5,478.1	$31,367.0	$6,431.6	$61,307.0

Liabilities
Future Policy Benefits	$4,359.6	$774.2	$2,824.0	$7,957.8	$2,319.7	$1,860.9	$23,006.2	$—	$35,144.6
Policyholders' Account Balances	—	—	651.9	651.9	—	853.0	3,995.2	994.7	6,494.8
Unearned Premiums	1.9	6.1	50.5	58.5	301.3	47.1	116.0	—	522.9
Other Policyholders' Funds	40.3	769.1	30.2	839.6	62.2	7.5	538.5	—	1,447.8
Debt	—	—	—	—	—	—	—	3,765.7	3,765.7
All Other	136.9	15.3	313.8	466.0	205.9	300.8	711.5	1,485.4	3,169.6
Total Liabilities	4,538.7	1,564.7	3,870.4	9,973.8	2,889.1	3,069.3	28,367.4	6,245.8	50,545.4

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,473.2	733.5	2,189.4	4,396.1	735.9	2,203.0	3,361.2	815.7	11,511.9
Net Unrealized Loss on Securities and Net Loss on Derivatives	(276.1)	(104.2)	(293.6)	(673.9)	(173.6)	(202.0)	(1,947.7)	(629.9)	(3,627.1)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	281.3	29.3	350.5	661.1	221.8	407.8	1,586.1	—	2,876.8
Total Allocated Stockholders' Equity	1,478.4	658.6	2,246.3	4,383.3	784.1	2,408.8	2,999.6	185.8	10,761.6

Total Liabilities and Allocated Stockholders' Equity	$6,017.1	$2,223.3	$6,116.7	$14,357.1	$3,673.2	$5,478.1	$31,367.0	$6,431.6	$61,307.0
Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.
6. 2

Unum Group Balance Sheets by Segment - December 31, 2025

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$5,685.7	$1,827.5	$4,314.6	$11,827.8	$3,183.2	$3,420.8	$21,459.4	$3,629.6	$43,520.8
Deferred Acquisition Costs	63.6	57.6	1,087.5	1,208.7	72.1	1,639.5	—	—	2,920.3
Goodwill	10.1	—	271.1	281.2	45.0	27.7	—	—	353.9
Reinsurance Recoverable	26.2	7.6	410.1	443.9	93.3	4.6	11,032.8	—	11,574.6
All Other	386.5	326.9	160.3	873.7	254.4	197.3	1,395.6	2,428.8	5,149.8
Total Assets	$6,172.1	$2,219.6	$6,243.6	$14,635.3	$3,648.0	$5,289.9	$33,887.8	$6,058.4	$63,519.4

Liabilities
Future Policy Benefits	$4,591.6	$802.4	$3,099.4	$8,493.4	$2,404.3	$2,032.0	$25,087.3	$—	$38,017.0
Policyholders' Account Balances	—	—	665.7	665.7	—	858.9	4,111.8	—	5,636.4
Unearned Premiums	1.3	5.7	41.7	48.7	201.5	46.9	115.7	—	412.8
Other Policyholders' Funds	26.1	769.6	33.0	828.7	78.3	8.8	563.9	—	1,479.7
Debt	—	—	—	—	—	—	—	3,767.6	3,767.6
All Other	36.3	27.2	209.2	272.7	125.6	71.1	594.4	2,023.0	3,086.8
Total Liabilities	4,655.3	1,604.9	4,049.0	10,309.2	2,809.7	3,017.7	30,473.1	5,790.6	52,400.3

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,473.7	666.6	2,165.0	4,305.3	822.4	2,083.1	4,495.2	765.1	12,471.1
Net Unrealized Loss on Securities and Net Loss on Derivatives	(106.3)	(67.0)	(141.6)	(314.9)	(115.0)	(72.1)	(1,282.6)	(497.3)	(2,281.9)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	149.4	15.1	171.2	335.7	130.9	261.2	202.1	—	929.9
Total Allocated Stockholders' Equity	1,516.8	614.7	2,194.6	4,326.1	838.3	2,272.2	3,414.7	267.8	11,119.1

Total Liabilities and Allocated Stockholders' Equity	$6,172.1	$2,219.6	$6,243.6	$14,635.3	$3,648.0	$5,289.9	$33,887.8	$6,058.4	$63,519.4

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "segment adjusted operating revenue" and "segment adjusted operating income" or "segment adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of operations due to the exclusion of investment gains or losses and certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, impairment losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Nine Months Ended
	9/30/2026	9/30/2025	% Change	9/30/2026	9/30/2025	% Change
Premium Income
Unum US	$1,846.6	$1,755.4	5.2%	$5,545.3	$5,334.9	3.9%
Unum International	291.6	281.1	3.7	867.6	798.9	8.6
Colonial Life	470.0	456.5	3.0	1,420.1	1,375.9	3.2
Closed Block	192.5	195.0	(1.3)	579.5	629.2	(7.9)
	2,800.7	2,688.0	4.2	8,412.5	8,138.9	3.4
Adjusted Net Investment Income
Unum US	164.9	151.9	8.6	479.0	455.9	5.1
Unum International	37.4	36.2	3.3	109.2	110.9	(1.5)
Colonial Life	50.3	44.3	13.5	147.2	129.1	14.0
Closed Block	245.9	224.7	9.4	701.1	778.9	(10.0)
Corporate	23.9	19.7	21.3	64.0	75.9	(15.7)
	522.4	476.8	9.6	1,500.5	1,550.7	(3.2)
Other Income
Unum US	65.2	65.5	(0.5)	197.9	195.4	1.3
Unum International	2.1	2.9	(27.6)	8.1	3.3	145.5
Colonial Life	0.5	0.6	(16.7)	1.6	1.3	23.1
Closed Block	9.6	16.3	(41.1)	30.5	38.3	(20.4)
Corporate	—	0.3	(100.0)	1.1	—	100.0
	77.4	85.6	(9.6)	239.2	238.3	0.4
Total Segment Adjusted Operating Revenue
Unum US	2,076.7	1,972.8	5.3	6,222.2	5,986.2	3.9
Unum International	331.1	320.2	3.4	984.9	913.1	7.9
Colonial Life	520.8	501.4	3.9	1,568.9	1,506.3	4.2
Closed Block	448.0	436.0	2.8	1,311.1	1,446.4	(9.4)
Corporate	23.9	20.0	19.5	65.1	75.9	(14.2)
	$3,400.5	$3,250.4	4.6	$10,152.2	$9,927.9	2.3

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Nine Months Ended
	9/30/2026	9/30/2025	% Change	9/30/2026	9/30/2025	% Change
Benefits and Adjusted Expenses
Unum US	$1,761.4	$1,486.0	18.5%	$5,239.4	$4,852.1	8.0%
Unum International	330.9	276.0	19.9	929.5	788.6	17.9
Colonial Life	351.4	375.9	(6.5)	1,140.3	1,147.7	(0.6)
Closed Block	583.6	1,118.3	(47.8)	1,667.4	2,131.5	(21.8)
Corporate	69.6	67.7	2.8	198.9	196.4	1.3
	3,096.9	3,323.9	(6.8)	9,175.5	9,116.3	0.6

Segment Adjusted Operating Income (Loss)
Unum US	315.3	486.8	(35.2)	982.8	1,134.1	(13.3)
Unum International	0.2	44.2	(99.5)	55.4	124.5	(55.5)
Colonial Life	169.4	125.5	35.0	428.6	358.6	19.5
Closed Block	(135.6)	(682.3)	(80.1)	(356.3)	(685.1)	(48.0)
Corporate	(45.7)	(47.7)	(4.2)	(133.8)	(120.5)	11.0
	$303.6	$(73.5)	N.M.	$976.7	$811.6	20.3

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Premium Income
Unum US	$1,846.6	$1,858.2	$1,840.5	$1,748.6	$1,755.4	$1,798.6
Unum International	291.6	289.3	286.7	283.9	281.1	271.1
Colonial Life	470.0	477.4	472.7	463.2	456.5	462.1
Closed Block	192.5	192.9	194.1	196.4	195.0	216.2
	2,800.7	2,817.8	2,794.0	2,692.1	2,688.0	2,748.0
Adjusted Net Investment Income
Unum US	164.9	155.8	158.3	148.3	151.9	155.1
Unum International	37.4	42.2	29.6	34.7	36.2	46.2
Colonial Life	50.3	50.1	46.8	43.5	44.3	42.6
Closed Block	245.9	226.1	229.1	237.6	224.7	284.5
Corporate	23.9	20.5	19.6	17.9	19.7	32.3
	522.4	494.7	483.4	482.0	476.8	560.7
Other Income
Unum US	65.2	65.9	66.8	63.4	65.5	58.0
Unum International	2.1	2.7	3.3	4.4	2.9	0.3
Colonial Life	0.5	0.4	0.7	0.3	0.6	0.3
Closed Block	9.6	9.6	11.3	11.6	16.3	12.1
Corporate	—	0.4	0.7	0.4	0.3	(0.3)
	77.4	79.0	82.8	80.1	85.6	70.4
Total Segment Adjusted Operating Revenue
Unum US	2,076.7	2,079.9	2,065.6	1,960.3	1,972.8	2,011.7
Unum International	331.1	334.2	319.6	323.0	320.2	317.6
Colonial Life	520.8	527.9	520.2	507.0	501.4	505.0
Closed Block	448.0	428.6	434.5	445.6	436.0	512.8
Corporate	23.9	20.9	20.3	18.3	20.0	32.0
	$3,400.5	$3,391.5	$3,360.2	$3,254.2	$3,250.4	$3,379.1

Unum Group Quarterly Historical Financial Results by Segment - Continued

	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Benefits and Adjusted Expenses
Unum US	$1,761.4	$1,750.3	$1,727.7	$1,666.8	$1,486.0	$1,693.5
Unum International	330.9	309.9	288.7	289.8	276.0	276.0
Colonial Life	351.4	396.5	392.4	393.1	375.9	387.6
Closed Block	583.6	504.0	579.8	482.8	1,118.3	523.6
Corporate	69.6	65.4	63.9	69.4	67.7	63.7
	3,096.9	3,026.1	3,052.5	2,901.9	3,323.9	2,944.4

Segment Adjusted Operating Income (Loss)
Unum US	315.3	329.6	337.9	293.5	486.8	318.2
Unum International	0.2	24.3	30.9	33.2	44.2	41.6
Colonial Life	169.4	131.4	127.8	113.9	125.5	117.4
Closed Block	(135.6)	(75.4)	(145.3)	(37.2)	(682.3)	(10.8)
Corporate	(45.7)	(44.5)	(43.6)	(51.1)	(47.7)	(31.7)
	$303.6	$365.4	$307.7	$352.3	$(73.5)	$434.7

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2026	9/30/2025	9/30/2026	9/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income	$1,846.6	$1,755.4	$5,545.3	$5,334.9	$7,083.5	$6,883.2
Net Investment Income	164.9	151.9	479.0	455.9	604.2	632.2
Other Income	65.2	65.5	197.9	195.4	258.8	235.9
Total	2,076.7	1,972.8	6,222.2	5,986.2	7,946.5	7,751.3

Benefits and Expenses
Policy Benefits Including Remeasurement Gain or Loss	1,144.7	896.2	3,376.0	3,051.6	4,120.4	3,864.7
Commissions	219.3	195.8	652.4	605.2	794.9	729.3
Deferral of Acquisition Costs	(94.2)	(83.3)	(275.5)	(253.7)	(331.7)	(320.9)
Amortization of Deferred Acquisition Costs	77.2	71.4	216.8	208.2	283.3	292.5
Other Expenses	414.4	405.9	1,269.7	1,240.8	1,652.0	1,602.9
Total	1,761.4	1,486.0	5,239.4	4,852.1	6,518.9	6,168.5

Segment Adjusted Operating Income	$315.3	$486.8	$982.8	$1,134.1	$1,427.6	$1,582.8

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	62.0%	51.1%	60.9%	57.2%	58.2%	56.1%
Other Expense Ratio[2]	21.7%	22.4%	22.2%	22.5%	22.6%	22.5%

[1]Benefit ratios include reserve assumption updates during the third quarters of 2026, 2025, and 2024 as well as refinements during the third quarter of 2026. Excluding these items, benefit ratios were 64.8% and 61.8% for the three and nine months ended September 30, 2026, respectively, 59.5% and 60.0% for the three and nine months ended September 30, 2025, and 60.3% and 58.2% for the years ended December 31, 2025 and 2024, respectively.

[2]Ratio of Other Expenses to Premium Income plus Unum US Group Disability Other Income, which is primarily related to fee-based services.

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2026	9/30/2025	9/30/2026	9/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$489.9	$499.2	$1,484.0	$1,511.5	$2,011.1	$2,086.1
Group Short-term Disability	326.7	286.0	969.6	853.6	1,138.4	1,084.0
Total Premium Income	816.6	785.2	2,453.6	2,365.1	3,149.5	3,170.1
Net Investment Income	79.7	75.3	230.2	223.8	296.0	311.2
Other Income	60.4	58.8	181.4	171.4	228.6	232.1
Total	956.7	919.3	2,865.2	2,760.3	3,674.1	3,713.4

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	548.3	375.3	1,608.5	1,355.1	1,858.5	1,781.8
Commissions	69.3	61.9	207.9	190.8	250.1	244.4
Deferral of Acquisition Costs	(17.9)	(14.2)	(51.9)	(46.5)	(60.7)	(62.2)
Amortization of Deferred Acquisition Costs	16.3	15.4	44.6	41.5	58.2	64.7
Other Expenses	245.9	241.6	751.6	736.1	982.4	973.5
Total	861.9	680.0	2,560.7	2,277.0	3,088.5	3,002.2

Segment Adjusted Operating Income	$94.8	$239.3	$304.5	$483.3	$585.6	$711.2

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	67.1%	47.8%	65.6%	57.3%	59.0%	56.2%
Other Expense Ratio[2]	28.0%	28.6%	28.5%	29.0%	29.1%	28.6%

Persistency:
Group Long-term Disability			91.4%	90.6%	91.1%	93.3%
Group Short-term Disability			90.9%	88.6%	88.9%	91.7%

[1]Benefit ratios include reserve assumption updates during the third quarters of 2026, 2025, and 2024 as well as refinements during the third quarter of 2026. Excluding these items, benefit ratios were 70.6% and 66.8% for the three and nine months ended September 30, 2026, respectively, 61.3% and 61.8% for the three and nine months ended September 30, 2025, and 62.4% and 59.0% for the years ended December 31, 2025 and 2024, respectively.

[2]Ratio of Other Expenses to Premium Income plus Other Income, which is primarily related to fee-based services.
9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2026	9/30/2025	9/30/2026	9/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Group Life	$498.1	$468.3	$1,493.2	$1,404.5	$1,871.1	$1,784.7
Accidental Death & Dismemberment	53.3	48.9	160.1	146.3	195.6	186.1
Total Premium Income	551.4	517.2	1,653.3	1,550.8	2,066.7	1,970.8
Net Investment Income	24.9	21.2	71.7	60.5	81.6	88.3
Other Income	—	0.5	1.0	1.0	1.2	1.5
Total	576.3	538.9	1,726.0	1,612.3	2,149.5	2,060.6

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	379.3	338.5	1,083.4	1,057.3	1,391.8	1,294.2
Commissions	52.2	46.5	154.3	141.0	186.3	168.0
Deferral of Acquisition Costs	(13.3)	(11.0)	(39.0)	(34.7)	(45.5)	(40.6)
Amortization of Deferred Acquisition Costs	11.9	10.7	31.9	26.4	39.0	38.4
Other Expenses	68.0	63.0	208.9	191.7	255.4	243.0
Total	498.1	447.7	1,439.5	1,381.7	1,827.0	1,703.0

Segment Adjusted Operating Income	$78.2	$91.2	$286.5	$230.6	$322.5	$357.6

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	68.8%	65.4%	65.5%	68.2%	67.3%	65.7%
Other Expense Ratio	12.3%	12.2%	12.6%	12.4%	12.4%	12.3%

Persistency:
Group Life			92.3%	89.8%	90.2%	92.0%
Accidental Death & Dismemberment			91.9%	88.6%	89.1%	91.2%

[1]Benefit ratios include reserve assumption updates during the third quarters of 2026, 2025, and 2024. Excluding these items, benefit ratios were 69.7% and 65.8% for the three and nine months ended September 30, 2026, respectively, 66.0% and 68.4% for the three and nine months ended September 30, 2025, and 67.5% and 66.4% for the years ended December 31, 2025 and 2024, respectively.

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2026	9/30/2025	9/30/2026	9/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Voluntary Benefits	$250.9	$231.6	$756.4	$700.2	$927.4	$879.2
Individual Disability	144.6	140.0	433.9	475.4	615.1	566.0
Dental and Vision	83.1	81.4	248.1	243.4	324.8	297.1
Total Premium Income	478.6	453.0	1,438.4	1,419.0	1,867.3	1,742.3
Net Investment Income	60.3	55.4	177.1	171.6	226.6	232.7
Other Income	4.8	6.2	15.5	23.0	29.0	2.3
Total	543.7	514.6	1,631.0	1,613.6	2,122.9	1,977.3

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	217.1	182.4	684.1	639.2	870.1	788.7
Commissions	97.8	87.4	290.2	273.4	358.5	316.9
Deferral of Acquisition Costs	(63.0)	(58.1)	(184.6)	(172.5)	(225.5)	(218.1)
Amortization of Deferred Acquisition Costs	49.0	45.3	140.3	140.3	186.1	189.4
Other Expenses	100.5	101.3	309.2	313.0	414.2	386.4
Total	401.4	358.3	1,239.2	1,193.4	1,603.4	1,463.3

Segment Adjusted Operating Income	$142.3	$156.3	$391.8	$420.2	$519.5	$514.0

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	45.4%	40.3%	47.6%	45.0%	46.6%	45.3%
Other Expense Ratio	21.0%	22.4%	21.5%	22.1%	22.2%	22.2%

Persistency:
Voluntary Benefits			75.9%	76.5%	76.5%	76.0%
Individual Disability			87.4%	87.7%	87.7%	89.0%
Dental and Vision			78.4%	83.1%	83.3%	81.4%

[1]Benefit ratios include reserve assumption updates during the third quarters of 2026, 2025, and 2024 as well as refinements during the third quarter of 2026. Excluding these items, benefit ratios were 49.0% and 48.8% for the three and nine months ended September 30, 2026, respectively, 48.9% and 47.7% for the three and nine months ended September 30, 2025, and 48.7% and 47.6% for the years ended December 31, 2025 and 2024, respectively.

9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2026	9/30/2025	9/30/2026	9/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$107.6	$111.3	$319.9	$319.4	$427.5	$418.0
Group Life	78.9	71.9	233.1	201.6	275.7	211.3
Supplemental	51.3	47.4	152.4	136.3	184.2	165.6
Unum Poland	53.8	50.5	162.2	141.6	195.4	154.6
Total Premium Income	291.6	281.1	867.6	798.9	1,082.8	949.5
Net Investment Income	37.4	36.2	109.2	110.9	145.6	128.8
Other Income	2.1	2.9	8.1	3.3	7.7	1.6
Total	331.1	320.2	984.9	913.1	1,236.1	1,079.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	251.7	195.0	681.9	555.5	767.4	656.7
Commissions	28.5	26.1	88.7	73.6	95.7	82.5
Deferral of Acquisition Costs	(6.8)	(5.5)	(23.1)	(16.4)	(22.0)	(17.8)
Amortization of Deferred Acquisition Costs	3.6	2.7	9.7	7.8	10.7	9.5
Other Expenses	53.9	57.7	172.3	168.1	226.6	198.7
Total	330.9	276.0	929.5	788.6	1,078.4	929.6

Segment Adjusted Operating Income	$0.2	$44.2	$55.4	$124.5	$157.7	$150.3

Unum Group Financial Results for Unum UK

	Three Months Ended		Nine Months Ended		Year Ended
(in millions of pounds, except exchange rate)	9/30/2026	9/30/2025	9/30/2026	9/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£80.1	£82.5	£237.9	£242.7	£324.0	£327.0
Group Life	58.7	53.3	173.3	153.1	208.8	165.1
Supplemental	38.1	35.2	113.3	103.6	139.6	129.5
Total Premium Income	176.9	171.0	524.5	499.4	672.4	621.6
Net Investment Income	25.0	24.1	72.7	76.1	99.4	91.9
Other Income	1.3	2.2	5.1	2.2	5.3	0.1
Total	203.2	197.3	602.3	577.7	777.1	713.6

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	160.9	125.5	430.6	359.1	493.8	440.2
Commissions	13.6	11.3	42.8	32.1	40.6	38.2
Deferral of Acquisition Costs	(1.7)	(0.8)	(7.0)	(2.9)	(3.9)	(3.8)
Amortization of Deferred Acquisition Costs	1.6	1.3	4.1	3.7	4.9	5.2
Other Expenses	30.2	33.0	97.5	99.8	133.5	122.4
Total	204.6	170.3	568.0	491.8	668.9	602.2

Segment Adjusted Operating Income (Loss)	£(1.4)	£27.0	£34.3	£85.9	£108.2	£111.4

Weighted Average Pound/Dollar Exchange Rate	1.344	1.348	1.345	1.314	1.318	1.278

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	91.0%	73.4%	82.1%	71.9%	73.4%	70.8%
Other Expense Ratio	17.1%	19.3%	18.6%	20.0%	19.9%	19.7%

Persistency:
Group Long-term Disability			88.3%	92.3%	92.3%	92.0%
Group Life			86.0%	90.2%	90.1%	89.1%
Supplemental			91.5%	93.6%	93.3%	90.4%
[1]Benefit ratios include reserve assumption updates during the third quarters of 2026, 2025, and 2024. Excluding these items, benefit ratios were 80.5% and 78.5% for the three and nine months ended September 30, 2026, respectively, 73.8% and 72.0% for the three and nine months ended September 30, 2025, and 73.5% and 69.8% for the years ended December 31, 2025 and 2024, respectively.

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2026	9/30/2025	9/30/2026	9/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$251.6	$247.5	$758.9	$743.7	$993.5	$969.5
Life	127.2	118.7	386.6	360.7	483.6	458.0
Cancer and Critical Illness	91.2	90.3	274.6	271.5	362.0	356.4
Total Premium Income	470.0	456.5	1,420.1	1,375.9	1,839.1	1,783.9
Net Investment Income	50.3	44.3	147.2	129.1	172.6	161.5
Other Income	0.5	0.6	1.6	1.3	1.6	4.0
Total	520.8	501.4	1,568.9	1,506.3	2,013.3	1,949.4

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	178.5	211.3	618.7	652.6	876.2	804.7
Commissions	102.8	96.7	312.6	292.6	398.6	378.4
Deferral of Acquisition Costs	(87.3)	(84.7)	(267.7)	(250.9)	(343.4)	(312.8)
Amortization of Deferred Acquisition Costs	63.5	58.2	187.4	173.9	233.1	219.0
Other Expenses	93.9	94.4	289.3	279.5	376.3	347.4
Total	351.4	375.9	1,140.3	1,147.7	1,540.8	1,436.7

Segment Adjusted Operating Income	$169.4	$125.5	$428.6	$358.6	$472.5	$512.7

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	38.0%	46.3%	43.6%	47.4%	47.6%	45.1%
Other Expense Ratio	20.0%	20.7%	20.4%	20.3%	20.5%	19.5%

Persistency:
Accident, Sickness, and Disability			74.0%	74.3%	74.1%	73.7%
Life			84.3%	84.3%	84.2%	84.4%
Cancer and Critical Illness			81.3%	82.5%	82.1%	82.2%
[1]Benefit ratios include reserve assumption updates during the third quarters of 2026, 2025, and 2024. Excluding these items, benefit ratios were 47.0% and 46.6% for the three and nine months ended September 30, 2026, respectively, 48.2% and 48.1% for the three and nine months ended September 30, 2025, and 48.1% and 47.7% for the years ended December 31, 2025 and 2024, respectively.

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2026	9/30/2025	9/30/2026	9/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Premium Income
Long-term Care	$161.4	$158.6	$480.2	$510.7	$670.8	$696.1
All Other	31.1	36.4	99.3	118.5	154.8	184.7
Total Premium Income	192.5	195.0	579.5	629.2	825.6	880.8
Net Investment Income	245.9	224.7	701.1	778.9	1,016.5	1,148.9
Other Income	9.6	16.3	30.5	38.3	49.9	51.7
Total	448.0	436.0	1,311.1	1,446.4	1,892.0	2,081.4

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	493.4	1,022.8	1,394.6	1,912.7	2,301.3	1,591.8
Commissions	14.4	16.6	44.1	50.5	66.1	68.4
Other Expenses	75.8	78.9	228.7	168.3	246.9	174.6
Total	583.6	1,118.3	1,667.4	2,131.5	2,614.3	1,834.8

Segment Adjusted Operating Income (Loss)	$(135.6)	$(682.3)	$(356.3)	$(685.1)	$(722.3)	$246.6

Long-term Care Net Premium Ratio[1]			98.1%	97.6%	97.5%	94.6%

Operating Ratios (% of Premium Income):
Other Expense Ratio	39.4%	40.5%	39.5%	26.7%	29.9%	19.8%

[1]Gross of reinsurance.

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2026	9/30/2025	9/30/2026	9/30/2025	12/31/2025	12/31/2024
Segment Adjusted Operating Revenue
Adjusted Net Investment Income	$23.9	$19.7	$64.0	$75.9	$93.8	$58.6
Other Income	—	0.3	1.1	—	0.4	1.3
Total	23.9	20.0	65.1	75.9	94.2	59.9

Interest Expense, Policy Benefits, and Adjusted Other Expenses	69.6	67.7	198.9	196.4	265.8	251.1

Segment Adjusted Operating Loss	(45.7)	(47.7)	(133.8)	(120.5)	(171.6)	(191.2)
Strategic Actions	—	—	(30.7)	—	—	—
Settlement Loss on the U.S. Pension Plan Annuity Purchase	—	—	—	—	(103.8)	—
Loss on Legal Settlement	—	—	—	—	—	(15.3)
Accelerated Charitable Contribution	—	—	—	—	(20.0)	—
Loss Before Income Tax and Net Investment Gains and Losses	$(45.7)	$(47.7)	$(164.5)	$(120.5)	$(295.4)	$(206.5)

Unum Group Investments

	9/30/2026			9/30/2026	12/31/2025
Fixed Maturity Securities (Fair Value)			Selected Statistics
Corporate Bonds	$27,004.0	81.9%	Earned Book Yield	4.38%	4.35%
Municipal Securities	2,706.4	8.2	Average Duration (in years)	8.34	8.42
Foreign Governments	835.2	2.5
Asset-Backed Securities[1]	643.9	2.0
Mortgage-Backed Securities	1,002.7	3.0
United States Government and Agencies	794.6	2.4
Redeemable Preferred Stocks	7.7	—
Total	$32,994.5	100.0%

	9/30/2026
Fixed Maturity Securities (Fair Value)
Public	$27,072.2	82.1%
Private[2]	5,922.3	17.9
Total	$32,994.5	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Private Equity Partnerships	9/30/2026	12/31/2025
Aaa	3.9%	4.0%	Private Credit Partnerships	$219.7	$255.8
Aa	18.0	17.2	Private Equity Partnerships	677.8	651.4
A	34.3	34.6	Real Asset Partnerships	550.6	549.1
Baa	40.3	40.6	Total	$1,448.1	$1,456.3
Below Baa	3.5	3.6
Total	100.0%	100.0%
			Non-Current Investments	$—	$—

1Includes credit-tranched securities collateralized by loan obligations, auto loans, and other asset types.
2Excludes Rule 144A securities, which are included in Public investments.

Unum Group Investments at September 30, 2026

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)

Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$1,931.1	$(155.1)	$1,374.6	$(166.4)	$556.5	$11.3
Capital Goods	2,613.5	(207.4)	1,848.7	(230.9)	764.8	23.5
Communications	1,876.2	(135.6)	1,071.8	(172.5)	804.4	36.9
Consumer Cyclical	1,079.3	(122.4)	752.6	(127.5)	326.7	5.1
Consumer Non-Cyclical	5,301.3	(633.5)	3,729.5	(664.4)	1,571.8	30.9
Energy	2,058.0	(61.8)	1,031.8	(97.4)	1,026.2	35.6
Financial Institutions	4,347.7	(379.0)	3,224.3	(382.0)	1,123.4	3.0
Mortgage/Asset-Backed[1]	1,646.6	(34.3)	898.4	(37.5)	748.2	3.2
Sovereigns	835.2	(188.2)	619.7	(190.6)	215.5	2.4
Technology	1,582.4	(176.9)	1,330..2	(179.5)	252.2	2.6
Transportation	1,386.2	(158.0)	1,118.6	(162.6)	267.6	4.6
U.S. Government Agencies and Municipalities	3,501.0	(592.4)	2,478.5	(617.9)	1,022.5	25.5
Public Utilities	4,836.0	(379.1)	3,062.8	(422.4)	1,773.2	43.3
Total	$32,994.5	$(3,223.7)	$22,541.5	$(3,451.6)	$10,453.0	$227.9

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position

	Investment-Grade				Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss			Fair Value	Gross Unrealized Loss
Less than 91 days	$4,961.6	$(173.9)			$476.3	$(12.6)
91 through 180 days	2,240.4	(137.9)			76.7	(8.4)
181 through 270 days	2,492.1	(191.5)			96.7	(7.9)
271 days to 1 year	722.3	(94.1)			13.6	(1.4)
Greater than 1 year	11,301.3	(2,779.1)			160.5	(44.8)
Total	$21,717.7	$(3,376.5)			$823.8	$(75.1)

1Includes credit-tranched securities collateralized by loan obligations, auto loans, and other asset types.
14.1

Appendix to Statistical Supplement
2026 Significant Items:

•In July 2026, Unum Life Insurance Company of America (Unum America) entered into a master transaction agreement, effective April 2026, with Fortitude Reinsurance Company Ltd. (Fortitude Re) which is expected to result in the execution of a coinsurance agreement in November 2026. This reinsurance agreement reinsures approximately 28 percent of total Closed Block long-term care future policy benefits as of March 31, 2026. In connection with this reinsurance transaction, we recognized a net investment loss of $833.5 million during the third quarter of 2026.
•During the third quarter of 2026, we recognized a net tax only benefit of $12.0 million, reflecting the effect of the release of an unrecognized tax benefit liability of $188.2 million, mostly offset by a deferred tax asset valuation allowance of $176.2 million.
•During the third quarter of 2026, we recognized a net reserve decrease of $28.7 million before tax related to reserve assumption updates, which included $83.7 million related to our core operating segments, and a reserve increase related to refinements of $17.5 million before tax in our core operating segments.
•During the second quarter of 2026, we incurred expenses of $30.7 million before tax related to certain strategic actions.

2025 Significant Items:

•In February 2025, Unum America entered into a master transaction agreement with Fortitude Re which resulted in the execution of a coinsurance agreement during July 2025. This reinsurance agreement reinsures a portion of our Closed Block long-term care business and a portion of our Unum US individual disability business on a coinsurance basis to Fortitude Re effective January 2025. Upon closing the transaction in July of 2025, we transferred to Fortitude Re $953.5 million of cash as well as fixed maturity securities with a fair value totaling $3,230.1 million and accrued investment income of $47.1 million. After consideration of the final settlement, the final ceding commission related to this transaction was $442.3 million. As a result of this reinsurance agreement, we recognized the following:
•Net realized investment loss of $46.8 million during the year ended December 31, 2025.
•Reinsurance recoverable of $3,620.5 million comprised of ceded reserves of $3,315.2 million related to the Closed Block long-term care product line and $305.3 million related to the Unum US individual disability product line.
•Cost of reinsurance of $848.2 million related to the Closed Block long-term care product line and a deferred gain on reinsurance related to the Unum US individual disability product line of $145.9 million.
•Write-off of deferred acquisition costs related to the Unum US individual disability product line of $100.3 million which is included as a component of deferred gain on reinsurance.
•During the third quarter of 2025, we recognized a net reserve increase of $478.5 million before tax related to reserve assumption updates, including a net reserve decrease of $162.0 million related to our core operating segments.
•During the fourth quarter of 2025, we incurred a loss related to an accelerated charitable contribution of $20.0 million before tax.
•During the fourth quarter of 2025, we incurred a settlement loss of $103.8 million before tax related to a purchase of an annuity contract which transferred a portion of our U.S. qualified defined benefit pension plan obligation to a third party.

2024 Significant Items:

•During the third quarter of 2024, we recognized a net reserve decrease of $357.4 million before tax related to reserve assumption updates, including $182.1 million related to our core operating segments.
•During the third quarter of 2024, we incurred a loss of $15.3 million before tax for the settlement of an employment-related matter.

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•After-tax adjusted operating income or loss, which excludes investment gains or losses, Closed Block segment adjusted operating income or loss, as well as certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using our core operating segments after-tax segment adjusted operating income or loss and our core operating segments' equity adjusted to exclude the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•After-tax segment adjusted operating income or loss, which excludes investment gains or losses, as well as certain other items, as applicable;
•Leverage ratio, which excludes the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•Book value per common share, which is calculated excluding accumulated other comprehensive income (loss) (AOCI);
•Premium income in constant currency, which excludes the impact of fluctuations in exchange rates between the U.S. dollar and the local currencies in which our Unum International segment is conducted. Given volatility in foreign currency exchange markets, exchange rates can fluctuate between periods. We believe translating prior period results using current period local currency exchange rates provides a more comparable view of our results.

We measure and analyze our segment performance on the basis of "segment adjusted operating revenue" and "segment adjusted operating income" or "segment adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of operations due to the following items:

•Segment adjusted operating revenue, which excludes investment gains or losses, as well as certain other items, as applicable;
•Segment adjusted operating income or loss, which excludes investment gains or losses, as well as certain other items, as applicable.

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, impairment losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our segments. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

We have completed reinsurance transactions to exit significant portions of our Closed Block businesses and we are no longer accepting new enrollments on existing group long-term care policies. As a result of these actions and the continued run-off of the Closed Block business, Closed Block segment earnings are less relevant to our financial results and as such, we exclude the results of the Closed Block segment from after-tax adjusted operating income. As part of this update, we also determined that it is no longer necessary to adjust after-tax adjusted operating income to exclude the amortization of the cost of reinsurance, the amortization of the deferred gain on reinsurance, and the impact of non-contemporaneous reinsurance, because the majority of these items are included in Closed Block segment results. Prior period financial information has been adjusted to conform to this updated presentation.

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

15.1

We no longer exclude reserve assumption updates from our adjusted operating results, and prior period financial information has been adjusted to conform to this updated presentation.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 15.3, other than book value per common share, which is presented on page 2.

15.2

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended					Year Ended
	September 30	June 30	March 31	December 31	September 30	December 31	December 31
	2026			2025		2025	2024
Total Revenue	$2,547.5	$3,370.0	$3,355.2	$3,244.1	$3,378.4	$13,075.5	$12,887.3
Excluding:
Net Investment Gain (Loss)	(853.0)	(5.2)	(5.0)	(10.1)	128.0	(106.6)	(34.6)
Strategic Actions	—	(16.3)	—	—	—	—	—
Segment Adjusted Operating Revenue	$3,400.5	$3,391.5	$3,360.2	$3,254.2	$3,250.4	$13,182.1	$12,921.9

	Three Months Ended					Year Ended
	September 30	June 30	March 31	December 31	September 30	December 31	December 31
	2026			2025		2025	2024
Income (Loss) Before Income Tax	$(549.4)	$329.5	$302.7	$218.4	$54.5	$933.5	$2,251.3
Excluding:
Net Investment Gain (Loss)
Net Investment Gain (Loss) Related to the Fortitude Re Reinsurance Transactions	(833.5)	—	—	—	137.6	(46.8)	—
Net Investment Loss, Other	(19.5)	(5.2)	(5.0)	(10.1)	(9.6)	(59.8)	(34.6)
Net Investment Gain (Loss)	(853.0)	(5.2)	(5.0)	(10.1)	128.0	(106.6)	(34.6)
Strategic Actions	—	(30.7)	—	—	—	—	—
Settlement Loss on the U.S. Pension Plan Annuity Purchase	—	—	—	(103.8)	—	(103.8)	—
Accelerated Charitable Contribution	—	—	—	(20.0)	—	(20.0)	—
Loss on Legal Settlement	—	—	—	—	—	—	(15.3)
Segment Adjusted Operating Income (Loss)	$303.6	$365.4	$307.7	$352.3	$(73.5)	$1,163.9	$2,301.2
15.3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Segment Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Three Months Ended September 30, 2026
Unum US	$249.8	$4,356.1	22.9%
Unum International	2.6	729.9	1.4%
Colonial Life	134.1	2,176.4	24.6%
Core Operating Segments	386.5	7,262.4	21.3%
Corporate	(37.5)	1,168.4
Closed Block	(106.7)	3,428.7
Total	$242.3	$11,859.5

Three Months Ended September 30, 2025
Unum US	$384.8	$4,428.5	34.8%
Unum International	34.1	804.6	17.0%
Colonial Life	99.1	2,008.0	19.7%
Core Operating Segments	518.0	7,241.1	28.6%
Corporate	(38.6)	766.0
Closed Block	(540.9)	4,640.1
Total	$(61.5)	$12,647.2

1 Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.7.
15.4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Segment Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Nine Months Ended September 30, 2026
Unum US	$778.6	$4,353.8	23.8%
Unum International	46.4	779.2	7.9%
Colonial Life	339.3	2,144.2	21.1%
Core Operating Segments	1,164.3	7,277.2	21.3%
Corporate	(116.8)	1,188.5
Closed Block	(284.4)	3,525.9
Total	$763.1	$11,991.6

Nine Months Ended September 30, 2025
Unum US	$896.2	$4,484.1	26.6%
Unum International	97.8	789.8	16.5%
Colonial Life	283.0	1,982.4	19.0%
Core Operating Segments	1,277.0	7,256.3	23.5%
Corporate	(88.6)	555.7
Closed Block	(547.9)	4,836.1
Total	$640.5	$12,648.1

1 Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.7. Due to updates to our calculation of after-tax adjusted operating income for which the beginning balance of 2026 for certain stockholders' equity line items were adjusted, we are computing the average allocated equity for 2026 using internally allocated equity that reflects the adjusted beginning balance at January 1, 2026. As a result, average equity for the nine months ended September 30, 2026 for certain of our segments will not compute using the historical allocated equity at December 31, 2025.

15.5

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Segment Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Adjusted Operating Return on Equity

Year Ended December 31, 2025
Unum US	$1,128.1	$4,441.2	25.4%
Unum International	122.9	799.0	15.4%
Colonial Life	372.9	2,011.0	18.5%
Core Operating Segments	1,623.9	7,251.2	22.4%
Corporate	(124.2)	555.2
Closed Block	(579.9)	4,830.0
Total	$919.8	$12,636.4

Year Ended December 31, 2024
Unum US	$1,251.0	$4,523.2	27.7%
Unum International	115.3	776.8	14.8%
Colonial Life	404.5	1,869.2	21.6%
Core Operating Segments	1,770.8	7,169.2	24.7%
Corporate	(137.1)	53.8
Closed Block	184.5	5,324.1
Total	$1,818.2	$12,547.1

1 Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.7.

15.6

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	9/30/2026	6/30/2026	12/31/2025	9/30/2025	6/30/2025	12/31/2024	12/31/2023
Total Stockholders' Equity	$10,761.6	$10,809.5	$11,119.1	$10,908.8	$11,320.0	$10,961.1	$9,651.4
Excluding:
Net Unrealized Loss on Securities	(3,215.8)	(2,292.8)	(2,003.1)	(1,978.2)	(2,253.7)	(2,755.2)	(1,919.1)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	2,876.8	1,174.5	929.9	656.6	1,058.9	1,185.4	(648.4)
Net Unrealized Loss on Derivatives	(411.3)	(279.2)	(278.8)	(264.2)	(285.0)	(270.7)	(73.7)
Total Adjusted Stockholders' Equity	$11,511.9	$12,207.0	$12,471.1	$12,494.6	$12,799.8	$12,801.6	$12,292.6

	Three Months Ended	Nine Months Ended	Twelve Months Ended	Three Months Ended	Nine Months Ended	Twelve Months Ended
	9/30/2026		12/31/2025	9/30/2025		12/31/2024
Average Adjusted Stockholders' Equity	$11,859.5	$11,991.6	$12,636.4	$12,647.2	$12,648.1	$12,547.1

15.7

	Three Months Ended September 30		Nine Months Ended September 30		Year Ended December 31
	2026	2025	2026	2025	2025	2024
	(in millions)		(in millions)		(in millions)
Net Income (Loss)	$(419.7)	$39.7	$69.2	$564.4	$738.5	$1,779.1
Excluding Before-Tax Reconciling Items:
Net Investment Gain (Loss)
Net Investment Gain (Loss) Related to Fortitude Re Reinsurance Transactions	(833.5)	137.6	(833.5)	(46.8)	(46.8)	—
Net Investment Loss, Other	(19.5)	(9.6)	(29.7)	(49.7)	(59.8)	(34.6)
Total Net Investment Gain (Loss)	(853.0)	128.0	(863.2)	(96.5)	(106.6)	(34.6)
Closed Block Segment Before-Tax Adjusted Operating Income (Loss)	(135.6)	(682.3)	(356.3)	(685.1)	(722.3)	246.6
Strategic Actions	—	—	(30.7)	—	—	—
Settlement Loss on the U.S. Pension Plan Annuity Purchase	—	—	—	—	(103.8)	—
Accelerated Charitable Contribution	—	—	—	—	(20.0)	—
Loss on Legal Settlement	—	—	—	—	—	(15.3)
Total Before-Tax Reconciling Items	(988.6)	(554.3)	(1,250.2)	(781.6)	(952.7)	196.7
Income Tax Expense (Benefit) on Reconciling Items[1]	(207.9)	(114.6)	(259.9)	(157.6)	(191.5)	51.3
Income Tax Only Reconciling Items[2]	(12.0)	—	(12.0)	—	—	—
After-Tax Adjusted Operating Income	$349.0	$479.4	$1,047.5	$1,188.4	$1,499.7	$1,633.7

After-Tax Adjusted Operating Income Per Share*	$2.20	$2.81	$6.56	$6.81	$8.67	$8.69
1 The income tax expense (benefit) on reconciling items represents the aggregate tax impact of the reconciling items presented above. The tax effects are calculated discretely using applicable statutory tax rates for the jurisdictions in which the underlying adjustments occur. The effective tax rate on reconciling items may differ from the Company’s consolidated effective tax rate.
2 Reflects the tax benefit of $188.2 million related to the release of an unrecognized tax benefit liability and a tax expense of $176.2 million related to a valuation allowance on certain deferred tax assets.
*Assuming Dilution.

15.8

Reconciliation of Non-GAAP Financial Measures - Continued

	September 30		December 31
	2026	2025	2025	2024
Debt	$3,765.7	$3,745.7	$3,767.6	$3,739.8
Including:
Lease Liability	69.3	77.7	78.9	69.4
Adjusted Debt and Lease Liability	$3,835.0	$3,823.4	$3,846.5	$3,809.2

Total Stockholders' Equity	$10,761.6	$10,908.8	$11,119.1	$10,961.1
Excluding:
Net Unrealized Loss on Securities	(3,215.8)	(1,978.2)	(2,003.1)	(2,755.2)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	2,876.8	656.6	929.9	1,185.4
Net Loss on Derivatives	(411.3)	(264.2)	(278.8)	(270.7)
Equity, As Adjusted	11,511.9	12,494.6	12,471.1	12,801.6
Debt, As Adjusted and Lease Liability	3,835.0	3,823.4	3,846.5	3,809.2
Total Adjusted Capital	$15,346.9	$16,318.0	$16,317.6	$16,610.8

Leverage Ratio	25.0%	23.4%	23.6%	22.9%
15.9

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended
	September 30, 2026	September 30, 2025
	Premium Income	Premium Income, Local Currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$237.8		£171.0	1.344	$229.8
Unum Poland	53.8	zł	184.0	0.266	48.9
Total	291.6				278.7
Unum US	1,846.6		$1,755.4		1,755.4
Colonial Life	470.0		$456.5		456.5
Core Operations	$2,608.2				$2,490.6

	Nine Months Ended
	September 30, 2026	September 30, 2025
	Premium Income	Premium Income, Local Currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$705.4		£499.4	1.345	$671.7
Unum Poland	162.2	zł	536.1	0.272	145.8
Total	867.6				817.5
Unum US	5,545.3		$5,334.9		5,334.9
Colonial Life	1,420.1		$1,375.9		1,375.9
Core Operations	$7,833.0				$7,528.3
1Premium income shown in millions of pounds for Unum UK, millions of zlotys for Unum Poland, and millions of U.S. dollars for Unum US and Colonial Life.
2Exchange rate is calculated using the average foreign currency exchange rates for the most recent period, applied to the comparable prior period.

15.10